Exhibit 99.1

3rd QTR 2020 Investor Presentation NASDAQ: MRBK ®

2 Meridian Corporation Forward-Looking Statements Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties including, without limitation: the impact of the current COVID-19 pandemic and government responses thereto, on the U.S. economy, including the markets in which we operate; actions that we and our customers take in response to these factors and the effects such actions have on our operations, products, services and customer relationships; and the risk that the Small Business Administration may not fund some or all Paycheck Protection Program (PPP) loan guaranties, among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward- looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Meridian Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10- K for the year ended December 31, 2019 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Meridian Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Meridian Corporation or by or on behalf of Meridian Bank.

3 Meridian Corporation Company Snapshot 1) As of and for the quarter ended September 30, 2020, per October 26, 2020 press release. 2) Includes loans held for sale and held for investment. 3) Excludes loans at fair value, loans held for sale and PPP loans. A Non-GAAP measure. Refer to Appendix for Non-GAAP to GAAP reconciliation. 4) Excludes PPP loans and PPPLF borrowings. A Non-GAAP measure. Refer to Appendix for Non-GAAP to GAAP reconciliation. Overview Financial Highlights 3QTR 2020¹ Balance Sheet ($ in Millions) Asset Quality (%) MRQ Profitability (%) State-chartered commercial bank established in July 2004 and headquartered in suburban Main Line Philadelphia. Serves Pennsylvania, New Jersey, Delaware and Maryland with more than 20 offices and a full suite of financial products and services. Meridian specializes in business and industrial lending, retail and commercial real estate lending, electronic payments, along with a broad menu of high-yield depository products supported by robust online and mobile access. Noninterest income businesses in Meridian Mortgage , SBA Lending and Meridian Wealth Partners. Successful Meridian Mortgage division recently expanded into Maryland. ® ®

4 Meridian Corporation Current Meridian Franchise Footprint Geographic Footprint Branches LPOs Meridian Corporation Holding Company Meridian Bank 100% Owned Subsidiary Organizational Structure Meridian Wealth Partners 100% Owned Subsidiary Apex Realty 100% Owned OREO Subsidiary Meridian Land Settlement Services 100% Owned Subsidiary Meridian Equipment Finance 100% Owned Subsidiary

5 Meridian Corporation 3QTR 2020 Highlights Net income was $9.2 million, an increase of $3.5 million, or 61.3%, over 2Q, driven by strong non-interest income revenue for the quarter. Pre-tax, pre-provision income for the quarter was $15.9 million, an increase of $6.9 million, or 76.5%, over 2Q. Total revenue was $44.9 million, an increase of $11.2 million, or 33.2%, over 2Q. Non-interest income increased $10.4 million, or 55.5%, over 2Q - driven by mortgage banking revenue, fee income and gains on sale of securities. Mortgage banking revenue increased $5.0 million, or 29.9%, over 2Q due to higher levels of originations and refinancings stemming from the historically low rate environment as well as the expansion of our mortgage division into Maryland that took place in Q1 2020. Provision for loan losses for the quarter was $4.0 million. ALLL to total loans, excluding loans at fair value and PPP loans, was 1.59% at 9/30/2020. Assets increased $180 million, or 11.4%, quarter over quarter to $1.8 billion due to loan growth of $151.3 million. Total loans were $1.5 billion at 9/30/2020. Mortgage loans held for sale were up $107.5 million. The Board of Directors declared a quarterly cash dividend of $0.125 per common share, payable November 23, 2020, to shareholders of record as of November 9, 2020.

6 Meridian Corporation Overview of Business Lines Commercial & Industrial Lending – Lines of credit, term loans – Owner-occupied commercial mortgages – Leasing through Meridian Equipment Finance® Commercial Real Estate Lending – Owner occupied commercial mortgages – Construction loans – Land development loans Consumer Lending – Home equity loans / lines of credit Deposit & cash management services SBA Lending – Highly experienced team in Delaware Valley – Top 4 originator in Eastern PA district Core Banking Meridian Mortgage Wealth Management and Advisory Services Mortgage originations were $708 million for 3Q 2020, $1.5 billion for YTD 2020 and $603 million for YR 2019 Meridian Mortgage clients include homeowners and small scale investors Approximately 87% of mortgage loans are originated in the PA, NJ, DE, VA, MD and DC markets – Majority of these loans were for 1-4 family housing – nearly all loans originated were sold $886 Million AUM as of Sept 30, 2020 Meridian Wealth Partners, LLC is a registered investment advisor and wholly-owned subsidiary of the Bank Provides a comprehensive array of wealth management services and trusted guidance Clients include: – Professionals – High net worth individuals – Company benefit plans Synergies between the core bank and wealth businesses are building

7 Meridian Corporation Summary Income Statement1 1) Decrease in 2017 profitability due to a decrease in net operating profit from mortgage division ($1.8M); 2017 tax reform resulted in a one-time charge to tax expense of $737K. Net Interest Income ($M) Non-interest Income ($M) Non-interest Expense ($M) Net Income ($M) $25.8 $28.9 $32.7 $36.3 $9.7 $11.6 $12.7 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $38.4 $34.2 $30.6 $31.0 $9.2 $18.7 $29.1 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $55.5 $55.2 $51.1 $52.9 $14.1 $21.3 $25.8 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $4.9 $3.0 $8.2 $10.5 $2.5 $5.7 $9.2 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20

8 Meridian Corporation Segment Information 41% 58% 1% Bank Mortgage Banking Wealth Management Pre-tax/pre-provision income by segment percentage for three months ended September 30, 2020 Pre-tax/pre-provision (PTPP) income increased 76.5% over 2Q Bank PTPP increased $1.6 million or 33% due largely to gains on sale of investment securities of $1.3 million and an increase $390 thousand or 9% in other fee income of Mortgage Banking income before tax increased $5.2 million or 129% due to: An increase of $172.3 million or 32% in mortgage loan originations as a result of the rate environment and recent expansion into MD market A corresponding increase in fair valued instruments of $3 million related to mortgage pipeline A decrease of $664 thousand in hedging losses (dollars in thousands) 3Q 2020 2Q 2020 Change Pre-tax/pre-provision Income Bank 6,531 4,908 1,623 Mortgage Banking 9,266 4,049 5,217 Wealth Management 144 77 67 Total non-interest income 15,941 $ 9,034 $ 6,907 $

9 Meridian Corporation Consistent Balance Sheet Growth 1) Includes loans held for sale and held for investment. Total Assets ($M) Loans and Leases1 ($M) Total Deposits ($M) Consolidated Equity ($M) $643.9 $729.7 $875.8 $998.4 $1,129.1 $1,380.7 $1,532.0 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $527.1 $627.1 $752.1 $851.2 $993.8 $1,166.7 $1,209.0 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $70.0 $101.4 $109.6 $120.7 $118.0 $125.5 $131.8 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 $733.7 $856.0 $997.5 $1,151.0 $1,303.4 $1,579.1 $1,758.6 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20

10 Meridian Corporation Capital Summary Bank Holding Company Tangible Common Equity / Tangible Common Assets (%)1 Tier 1 Leverage Ratio (%) Tier 1 Capital Ratio (%) Total Capital Ratio (%) 1) A Non-GAAP measure. Refer to Appendix for Non-GAAP to GAAP reconciliation. 7.78% 11.27% 10.56% 13.52% 11.77% 10.15% 9.51% 7.78% 11.27% 10.53% 10.11% 8.73% 7.68% 7.26% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 9.67% 12.37% 11.20% 14.08% 13.22% 10.71% 11.53% 9.67% 12.37% 11.16% 10.55% 9.80% 8.06% 8.77% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 10.62% 12.86% 11.76% 14.98% 13.66% 13.60% 13.09% 10.62% 12.86% 11.72% 11.21% 10.12% 10.24% 9.97% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 13.51% 15.53% 13.66% 16.09% 14.84% 14.91% 14.75% 13.51% 15.53% 13.66% 16.10% 14.80% 14.91% 14.71% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20

11 Meridian Corporation Asset Quality 1) Nonperforming assets defined as loans 90+ days past due and still accruing, nonaccrual loans and leases and OREO, excluding performing TDRs. 2) Excludes loans held for sale and, for 2Q/3Q 2020, PPP loans. A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. NPAs¹ / Assets (%) Reserves / Loans2 (%) Nonaccrual Loans / Loans (%) Net Chargeoffs / Average Loans (%) 0.73% 0.42% 0.39% 0.30% 0.51% 0.47% 0.45% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 0.90% 0.96% 0.97% 1.00% 1.10% 1.27% 1.59% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 0.83% 0.43% 0.45% 0.34% 0.58% 0.54% 0.52% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20 0.17% 0.13% 0.03% (0.06%) 0.00% 0.00% 0.01% 2016 2017 2018 2019 1Q 20 2Q 20 3Q 20

12 Meridian Corporation $1.5 Billion total gross loans and leases as of September 30, 20201 – $254.0 M net PPP loans CRE concentration of 183% as of September 30, 2020 Average yield on loans of 4.27% for 3Q 2020 Average yield on loans, excluding PPP loans, of 4.68% for 3Q 2020 Balanced Loan Portfolio September 30, 2020 1) Total loans held for investment and held for sale, net of fees and costs. Source: Company documents Total Loans: $1.5 Billion 5% 13% 31% 10% 23% 18% HELOC/Consumer Residential CRE C&D C&I PPP

Commercial Loans by Industry September 30, 2020 Meridian Corporation Note: Balances do not include consumer loans; HELoC, and 1st mortgages. Source: Company documents 13

14 Meridian Corporation Shared National Credits September 30, 2020 Source: Company documents

15 Meridian Corporation Allowance for Loan Losses September 30, 2020 ALLL Coverage by Portfolio ALLL Coverage Ratios •Provision for loan losses was $4.0 million for 3Q 2020 • ALLL to non-performing loans ratio increased to 209.5% • ALLL to total loans* ratio increased to 1.59% as of September 30, 2020, up from 1.00% at December 30, 2019 1.00% 1.10% 1.27% 1.59% 0.34% 0.58% 0.54% 0.52% 0.30% 0.51% 0.47% 0.45% 281.2% 168.3% 170.6% 209.5% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 4Q 19 1Q 20 2Q 20 3Q 20 Allowance Ratios Allowance for loan losses / Total loans held for investment Non-performing loans/Total loans Non-performing assets/Total assets Alowance for loan losses/Non-performing loans

16 Meridian Corporation COVID-19 Response Update Source: Company documents Overall program represents $154.1 million or 14.8% of total loans Currently $19.1 million, or 1.8% are still in active relief Commercial and Construction: – Original payment holiday up to 3 billing cycles; all second round deferrals renewed for 3 month terms. – Active deferrals consist of 4 relationships that total $18.6 million. Residential: Payment holiday up to 6 months. Currently 3 loans, or $558 thousand, are in forbearance SBA 7(a) loans: 9 mos. of payments by Small Bus. Administration Loan Assistance Programs Pandemic Relief Summary by Portfolio Significantly Impacted Industries Payment deferrals have declined 88% to less than 2% of total portfolio

17 Meridian Corporation $1.2B total deposits as of September 30, 2020 Diversified deposit mix – 36% transaction accounts – 18% noninterest-bearing deposits / deposits – Average cost of total deposits of 0.75% for 3Q 2020 Deposit Composition September 30, 2020 Source: Company documents Total Deposits: $1.2 Billion 18% 18% 36% 25% 3% Non-interest checking Interest checking MMDA/savings Certificates Jumbo certificates

18 Meridian Corporation Time Deposit Repricing Opportunities As of September 30, 2020 Source: Company documents $100M time deposits matured during Q3 Cost of CDs and cost of funds improved by 29 bps and 23 bps, respectively $172M time deposits with a blended cost of 1.50% are maturing over next 2 quarters Potential to shed another 30 bps on total time deposit cost, over quarter over next 2 quarters 0.00 10,000,000.00 20,000,000.00 30,000,000.00 40,000,000.00 50,000,000.00 60,000,000.00 70,000,000.00 80,000,000.00 90,000,000.00 100,000,000.00 1-3 MONTHS 3-6 MONTHS 6-9 MONTHS 9-12 MONTHS 12-18 MONTHS 18-24 MONTHS > 2 YRS > 3 YRS 1.53% 1.47% 0.69% 0.43% 0.30% 0.31% 0.63% 2.51%

19 Meridian Corporation Investment Portfolio Composition September 30, 2020 Source: Company documents $110.9 million total investments as of September 30, 2020 – 94.1% available-for-sale – 5.9% held-to-maturity Average TEY of 2.48% year-to-date Realized gains of $1.3 million in 3Q Unrealized gain $1.9 million at September 30, 2020 Conservative investment portfolio – 100% investment grade Total Securities: $110.9 Million 21% 26% 39% 11% 3% US asset backed US government agency State & municipal - tax free State & municipal - taxable Other

Deep and Experienced Leadership

Meridian Bank Executive Management	**Chris Annas** *Chairman of the Board* *President & CEO*	• Founder, Chairman, President and Chief Executive Officer of the Bank since its opening in 2004 • Held executive positions with various regional banks in the Delaware Valley since 1986 • Over 35 years of banking experience in various commercial lending capacities
	Denise Lindsay *EVP & CFO, Director*	• Manages all corporate accounting functions and is responsible for asset-liability management, financial reporting, tax planning and reporting, budgeting and investor relations • Over 25 years experience in bank financial management, Certified Public Accountant, former Senior Accountant for KPMG, LLP and member of the Financial Managers Society and PICPA
	Joseph Cafarchio *EVP & CCO*	• Heads credit underwriting and administration • Over 35 years of experience in commercial lending in the region, including five years at the Federal Reserve Bank of Philadelphia • Previously Chief Lending Officer from the Bank's inception until January 2017 when the Bank split the role of Chief Lending Officer and Chief Credit Officer
	Charles D. Kochka *EVP & CLO*	• Has served as leader of commercial and consumer lending at the Bank since 2017 • Has more than 38 years experience in commercial lending in the Delaware Valley
	Randy J. McGarry *SVP & CIO*	• Responsible for executing technology and operational solutions aligned with corporate strategy • Over 25 years of banking experience with expertise in IT strategy, technology architecture, network infrastructure, core system conversions and merger & acquisitions • Member of the Greater Philadelphia Senior Executive Group and the Society for Information Management
	Clarence Martindell *EVP & CRE Lending*	• In charge of growing and maintaining a strong commercial real estate loan portfolio, along with growing the Bank's title business and handling the disposition of all REO • Over 25 years of real estate lending experience. • Prior to joining the Bank, was the Director of Finance for Westrum Development Co., a regional homebuilder
	T. Benjamin Marsho *EVP & Risk & Treasury*	• Oversees risk management, treasury, compliance and BSA / AML • Over 25 years of banking experience, including 5 years at the Office of Comptroller of the Currency, nearly 10 years as Controller at a publicly traded community bank and 5 years in investment and treasury management of a $50 billion multinational bank

Meridian Corporation 20

21 Meridian Corporation Appendix

Historical Financial Highlights

Dollar Values in Thousands, Except Per Share Amounts	For the Year Ended					For the Quarter Ended				
	2015Y	2016Y	2017Y	2018Y	2019Y	3Q 19	4Q 19	1Q 20	2Q 20	3Q 20
Balance Sheet										
Total Assets	$ 663,344	$ 733,693	$ 856,035	$ 997,480	$ 1,150,019	$ 1,126,937	$ 1,150,019	$1,303,442	$1,579,083	$1,758,648
Loans[1]	584,428	643,864	729,661	875,801	998,414	984,473	998,414	1,129,067	1,380,659	1,531,997
Deposits	490,568	527,136	627,109	752,130	851,168	858,461	851,168	993,753	1,166,697	1,209,024
Gross Loans / Deposits	119.13%	122.14%	116.35%	116.44%	117.30%	114.68%	117.30%	113.62%	118.34%	126.71%
Capital										
Total Equity	$ 52,921	$ 69,963	$ 101,363	$ 109,552	$ 120,695	$ 117,772	$ 120,695	$ 118,033	$ 125,518	$ 131,832
Tangible Common Equity / Tangible Assets - HC[3]	7.98%	9.54%	11.27%	10.53%	10.12%	10.06%	10.12%	8.73%	7.68%	7.26%
Tangible Common Equity / Tangible Assets - Bank[3]	7.98%	9.54%	11.27%	10.53%	13.52%	10.06%	13.52%	11.77%	10.15%	9.51%
Tier 1 Leverage Ratio - HC	8.39%	9.67%	12.37%	11.16%	10.55%	10.69%	10.55%	9.80%	8.06%	8.77%
Tier 1 Leverage Ratio - Bank	8.39%	9.67%	12.37%	11.16%	14.08%	10.69%	14.08%	13.22%	10.71%	11.53%
Total Capital Ratio - HC	12.58%	13.51%	15.53%	13.66%	16.10%	13.11%	16.10%	14.80%	14.91%	14.71%
Total Capital Ratio - Bank	12.58%	13.51%	15.53%	13.66%	16.09%	13.11%	16.09%	14.84%	14.91%	14.75%
Commercial Real Estate Loans / Total RBC	149.94%	148.88%	155.83%	183.80%	176.97%	211.88%	176.97%	196.49%	182.99%	183.92%
Earnings & Profitability										
Net Income	$ 6,188	$ 4,922	$ 3,032	$ 8,163	$ 10,481	$ 3,317	$ 3,137	$ 2,516	$5,713	$ 9,212
ROAA	1.02%	0.71%	0.39%	0.90%	1.01%	1.24%	1.13%	0.87%	1.56%	2.29%
ROAE	12.78%	7.69%	3.97%	7.77%	9.09%	11.29%	10.41%	8.40%	19.16%	29.30%
Net Interest Margin (NIM)(TEY)	3.98%	3.87%	3.93%	3.80%	3.65%	3.61%	3.61%	3.49%	3.27%	3.26%
NIM (TEY, excluding PPP loans and PPPLF borrowings)[3]	3.98%	3.87%	3.93%	3.80%	3.65%	3.61%	3.61%	3.49%	3.41%	3.47%
Non-Int Inc. / Avg. Assets	5.96%	6.21%	4.69%	3.58%	3.19%	3.68%	3.20%	3.60%	5.63%	7.23%
Efficiency Ratio	81.7%	87.3%	87.8%	81.4%	79.2%	74.1%	78.1%	75.9%	72.0%	61.8%
Asset Quality										
Nonaccrual Loans / Loans	0.68%	0.83%	0.43%	0.45%	0.34%	0.40%	0.34%	0.58%	0.54%	0.52%
NPAs / Assets	0.63%	0.73%	0.42%	0.39%	0.30%	0.36%	0.30%	0.51%	0.47%	0.45%
Reserves / Loans[2, 3]	1.06%	0.90%	0.96%	0.97%	1.00%	1.01%	1.00%	1.10%	1.27%	1.59%
NCOs / Average Loans	0.21%	0.17%	0.13%	0.03%	(0.06%)	0.00%	(0.03%)	0.00%	0.00%	0.01%
Yield and Cost										
Yield on Earning Assets (TEY)	4.74%	4.62%	4.83%	5.14%	5.30%	5.29%	5.18%	4.98%	4.24%	4.07%
Yield on Earning Assets (TEY), excluding PPP loans)[3]	4.74%	4.62%	4.83%	5.14%	5.30%	5.29%	5.18%	4.98%	4.50%	4.39%
Cost of Deposits	0.64%	0.66%	0.79%	1.29%	1.67%	1.71%	1.53%	1.41%	0.90%	0.75%
Cost of Interest-Bearing Liabilities	0.91%	0.95%	1.16%	1.69%	2.10%	2.12%	1.99%	1.87%	1.30%	1.09%

1) Includes loans held for sale and held for investment.
2) Includes loans held for investment (excluding loans at fair value and PPP loans).
3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation.
Note: 2015-2017 Financials are at bank level; Meridian Corporation Holding Company formed Q32018.

Meridian Corporation 22

Reconciliation of Non-GAAP Financial Measures

Tangible common equity to tangible assets

Management uses the measure tangible common equity to tangible assets to assess our capital strength. We believe that this non-GAAP financial measure is useful to investors because, by removing the impact of our preferred stock, goodwill and other intangible assets, it allows investors to more easily assess our capital adequacy. This non-GAAP financial measure should not be considered a substitute for any regulatory capital ratios and may not be comparable to other similarly titled measures used by other companies. The table below provides the non-GAAP reconciliation for our tangible common equity to tangible assets:

(dollars in thousands) Meridian Corporation	2015Y	2016Y	2017Y	2018Y	2019Y	1Q 20	2Q 20	3Q 20
Tangible common equity ratio:								
Total stockholders' equity	52,921	69,963	101,363	109,552	120,695	118,033	125,518	131,832
Less:								
Goodwill	—	—	899	899	899	899	899	899
Intangible assets	—	—	4,596	4,147	3,874	3,805	3,737	3,668
Tangible common equity	52,921	69,963	95,869	104,507	115,922	113,329	120,882	127,265
Total assets	663,344	733,693	856,035	997,480	1,150,019	1,303,442	1,579,083	1,758,648
Less:								
Goodwill	—	—	899	899	899	899	899	899
Intangible assets	—	—	4,596	4,147	3,874	3,805	3,737	3,668
Tangible assets	$ 663,344	733,693	850,540	992,434	1,145,246	1,298,738	1,574,447	1,754,081
Tangible common equity ratio	7.98%	9.54%	11.27%	10.53%	10.12%	8.73%	7.68%	7.26%

(dollars in thousands) Meridian Bank	2015Y	2016Y	2017Y	2018Y	2019Y	1Q 20	2Q 20	3Q 20
Tangible common equity ratio:								
Total stockholders' equity	52,921	69,963	101,363	109,552	159,643	157,544	164,446	171,298
Less:								
Goodwill	—	—	899	899	899	899	899	899
Intangible assets	—	—	4,596	4,147	3,874	3,805	3,737	3,668
Tangible common equity	52,921	69,963	95,869	104,507	154,870	152,841	159,810	166,731
Total assets	663,344	733,693	856,035	997,480	1,149,979	1,303,282	1,579,083	1,758,244
Less:								
Goodwill	—	—	899	899	899	899	899	899
Intangible assets	—	—	4,596	4,147	3,874	3,805	3,737	3,668
Tangible assets	$ 663,344	733,693	850,540	992,434	1,145,206	1,298,578	1,574,447	1,753,677
Tangible common equity ratio	7.98%	9.54%	11.27%	10.53%	13.52%	11.77%	10.15%	9.51%

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24 Meridian Corporation Reconciliation of Non-GAAP Financial Measures Dollar Values in Thousands 1Q 20 2Q 20 3Q 20 Reconciliation of Net Interest Margin (TEY, exluding PPP loans and PPPLF borrowings) Net interest margin (TEY) 3.49% 3.27% 3.26% Impact of PPP loans and PPPLF borrowings — 0.14% 0.21% Net interest margin (TEY, excluding PPP loans and PPPLF borrowings) 3.49% 3.41% 3.47% Reconciliation of Reserves / Loans Allowance for loan losses / Total loans held for investment 1.08% 1.01% 1.27% Less: Impact of loans held for investment - fair valued 0.02% 0.00% 0.00% Less: Impact of PPP loans — 0.26% 0.32% Allowance / Total loans held for investment (excl. loans at fair value and PPP loans) 1.10% 1.27% 1.59% Reconciliation of Yield on Earning Assets Yield on earning assets (TEY) 4.98% 4.24% 4.07% Impact of PPP loans — 0.26% 0.32% Yield on earning assets (TEY, excluding PPP loans) 4.98% 4.50% 4.39% 1Q 20 2Q 20 3Q 20 Net income $ 2,516 $5,713 9,212 Add: Provision for loan loss 1,552 1,631 3,956 Add: Income tax expense 755 1,690 2,773 Pre-tax, pre-provision income $4,823 $9,034 $15,941 Reconciliation of PPP Related Non-GAAP Measures For the Quarter Ended Reconciliation of Pre-tax, Pre-Provision Non-GAAP Measure For the Quarter Ended